SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 1999.

                          OWENS CORNING
      (Exact name of registrant as specified in its charter)


Delaware                         1-3660               34-4323452
(State or other jurisdiction     (Commission        (IRS Employer
of incorporation)                File Number)       Identification No.)

One Owens Corning Parkway
Toledo, Ohio                                         43659
(Address of principal executive offices)             (Zip Code)


                                 (419) 248-8000
              (Registrant's telephone number, including area code)




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     Item 5.   Other Events.


          (a)  April 15, 1999 Press Release.  On April 15, 1999, Owens
               Corning issued the press release attached hereto as Exhibit 99. Such press release is incorporated herein by this reference.

     Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

          The exhibit accompanying this report is listed in the accompanying Exhibit Index.

     SIGNATURES

     Pursuant  to  the  requirements of  the  Securities
     Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      OWENS CORNING
                                      Registrant

                                      By:  /s/  Steven J. Strobel
                                      Steven J. Strobel
                                      Vice President and Controller


     Dated: April 15, 1999

                          EXHIBIT INDEX

     The following exhibit is filed herewith:

     Exhibit No. 99. Press Release of Owens Corning dated April 15, 1999.